Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Interdyne Company on Form 10-Q for the quarter ended December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Sun Tze Whang, Chief Executive Officer, and Kit H. Tan, Chief Financial Officer/Principal Accounting Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 3(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date : February 1, 2011	By :	/s/Sun Tze Whang
Sun Tze Whang
Director /Chief Executive Officer

	By :	/s/Kit H. Tan
Kit H. Tan
Director /Chief Financial Officer/Principal Accounting Officer